                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                        -------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



             Date of Report (date of earliest event     19-Feb-97


             Transworld Insurance Company d/b/a Eduacaid (as Seller) under a Third Supplemental Sale and Servicing Agreement, dated as of December 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-2.



             Transworld Insurance Company d/b/a Educaid, As Seller
================================================================================
            (Exact name of registrant as specified in its charter)




             Arizona              33-89200            Applied For
             -------              --------            -----------

             State or other      (Commission        (IRS Employer
             jurisdiction         File Number)        ID Number)
             incorporation)


             2840 Morris Avenue, Union, New Jersey  07083
             ------------------------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,                      908-686-2000
                                                            ------------------
             including area code:


                                      n/a
             -------------------------------------------------------------------
                (Former name or former address, if changed since last report)

             Item 5      Other Events
                         ------------



      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-9 with respect to the following Distribution Date:

      A-9......................................................      18-Feb-97


             Item 7      Financial Statements and Exhibits
                         ---------------------------------


      The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has be with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the reg has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        CLASSNOTES TRUST 1996-2


                                        THE MONEY STORE INC., Representative
                                        TRANS-WORLD INSURANCE COMPANY, Seller




                                        By:  /s/ Harry Puglisi
                                        ----------------------
                                        Name:  Harry Puglisi
                                           Title:  Treasurer
                                                    of The Money Store
                                        Trans-World Insurance Company
                                                    d/b/a Educaid


      Dated:  March 7, 1997

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ  07083

==================================================================================================
                            CLASSNOTES TRUST  1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-9    Determination Date               02/10/97
Cusip #  182743AF1      Distribution Date                02/19/97
                        Record Date                      02/13/97
==================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-9 NOTES                                                        0.00
               Per $50,000 original principal amount of the Notes                 0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-9 NOTES                                                  734,700.71
               Per $50,000 original principal amount of the Notes               262.393111


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-9 NOTES                                                        0.00
               Per $50,000 original principal amount of the Notes                 0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-9 NOTES                                                        0.00
               Per $50,000 original principal amount of the Notes                 0.000000


(iv)       Pool Balance at end of preceding Collection Period               612,793,551.94


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                  CLASS A-9 NOTES                                           140,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                           CLASS A-9 NOTES
                               PERIOD 1                                            0.00000%
                               PERIOD 2                                            0.00000%
                               PERIOD 3                                            5.74406%
                             CURRENT RATE     (LIBOR)                              5.55656%

                       2.  NET LOAN RATE
                               PERIOD 1                                             6.6650%
                               PERIOD 2                                             6.5440%
                               PERIOD 3                                             6.6750%

                  (b) Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate             874,432.22

(vii)       (a)   Service Fee for related Collection Period (Pro Rata)           62,476.74
                  Per $50,000 original principal amount of the Notes             22.313121

            (b)   Service Fee Carryover for related Collection Period
                  1.  Distributed                                                     0.00
                  Per $50,000 original principal amount of the Notes              0.000000

                  2.  Remaining Balance                                               0.00
                  Per $50,000 original principal amount of the Notes              0.000000


(viii)     Amount of Fees for related Collection Period:

                  1.  Administration Fee  (Pro Rata)                              1,750.00
                  Per $50,000 original principal amount of the Notes              0.625000

                  2.  Auction Agent Fee  (Pro Rata)                                   0.00
                  Per $50,000 original principal amount of the Notes              0.000000

                  3.  Indenture Trustee Fee  (Pro Rata)                               0.00
                  Per $50,000 original principal amount of the Notes              0.000000

                  4.  Eligible Lender Trustee Fee  (Pro Rata)                       858.03
                  Per $50,000 original principal amount of the Notes              0.306440

                  5.  Surety Provider Fee  (Pro Rata)                             7,930.03
                  Per $50,000 original principal amount of the Notes              2.832153


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                 0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                  0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                       0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                             0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                 0.00

           (c)     Amount in the Reserve Account                              2,155,136.15


(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                 0.00

(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                            0.00

           (b)     Amount in the Pre-Funding Account                                    30,071,016.61

(xv)       Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                               0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                   have been paid in full)                                                       0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                      0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days                 12,822,414.41
                Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days                  5,313,881.76
                Delinquent

          (c)   Number of Financed Student Loans that are 91 to 180 days                 4,814,297.98
                Delinquent

          (d)   Number of Financed Student Loans that are more than 181                  2,098,616.52
                days Delinquent

          (e)   Number of Financed Student Loans for which claims have
                been filed with the appropriate Guarantor and which are
                awaiting payment                                                         1,814,749.18

(xix)     Parity Percentage            Numerator     687,514,530.89
                                                     --------------
          as 01/31/97                Denominator     681,472,578.35                           100.89%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                298,189.55

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                 0.00


The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
Harry Puglisi
 Treasurer